UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2004

American Seafoods Group LLC

(Exact name of registrant as specified in its charter)

Delaware	333-90436	22-3702647
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Market Place Tower 2025 First Avenue Suite 1200 Seattle, Washington	98121
(Address of principal executive offices)	(Zip Code)

(206) 374-1515

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Throughout this Form 8-K, we refer to ASG Consolidated LLC, a Delaware limited liability company, as “ASG Consolidated,” and ASG Finance, Inc., a Delaware corporation, as “ASG Finance.” We refer to ASG Consolidated and ASG Finance as the “Issuers.” ASG Consolidated is the sole equity owner of American Seafoods Group LLC, a Delaware limited liability company (“ASG”), which owns the operating entities described below. ASG Finance has no assets and conducts no operations. References in this Form 8-K to “we,” “our” and “us” refer to the Issuers, ASG and its direct and indirect subsidiaries and their predecessors, unless the context otherwise requires. The owner of our business is American Seafoods, L.P., a Delaware limited partnership (“ASLP”), which is controlled by its general partner, ASC Management, Inc. When we describe information on a “pro forma” basis, we are giving effect to the pro forma adjustments described in this Form 8-K.

All statements other than statements of historical fact are “forward-looking statements.” Some of the statements in this Form 8-K may include forward-looking statements that reflect our current views with respect to future events and financial performance. Statements that include the words “may,” “estimate,” “continue,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate” and similar statements of forward-looking nature identify forward-looking statements.

Although we believe that the expectations reflected in our forward-looking statements are reasonable, all forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. We believe that these factors include the following:

•	our high degree of leverage and significant debt service obligations;

•	any future changes in government regulation;

•	the highly competitive nature of the seafood industry;

•	the risk of a significant decline in the market price of our products;

•	the risk of a decline in the population and biomass of pollock, other groundfish and catfish stocks in the fisheries in which we operate;

•	the risk that prices at which we purchase catfish remain at high levels or increase;

•	environmental conditions and regulations;

•	the risk of increased litigation against us;

•	the risk of a natural calamity affecting the U.S. Bering Sea and/or any of our vessels;

•	the risk of Japanese currency fluctuations; and

•	other risks that impair our access to and ability to harvest pollock and other whitefish.

We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 7.01    Regulation FD Disclosure

Pursuant to Regulation FD, we furnish the following information:

Summary consolidated financial information of ASG. The summary consolidated financial information of ASG is filed as Exhibit 99.1 hereto, which Exhibit is incorporated herein in its entirety by this reference.

Selected historical financial information of ASG. The selected historical financial information of ASG is filed as Exhibit 99.2 hereto, which Exhibit is incorporated herein in its entirety by this reference.

Management’s discussion and analysis of financial condition and results of operations of ASG. Management’s discussion and analysis of financial condition and results of operations of ASG is filed as Exhibit 99.3 hereto, which Exhibit is incorporated herein in its entirety by this reference.

Item 9.01(c) Exhibits

Exhibit 99.1	Summary consolidated financial information of ASG.

Exhibit 99.2	Selected historical financial information of ASG.

Exhibit 99.3	Management’s discussion and analysis of financial condition and results of operations of ASG.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN SEAFOODS GROUP LLC (Registrant)

Date: October 12, 2004	By:	/s/ BRAD BODENMAN
Brad Bodenman Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Summary consolidated financial information of ASG.

99.2	Selected historical financial information of ASG.

99.3	Management’s discussion and analysis of financial condition and results of operations of ASG.